Exhibit 10.4

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

S08-216 · GWK	Amendment	7/29/2018

AMENDMENT No 2

TO THE

LICENSE AGREEMENT EFFECTIVE THE 25TH DAY OF JANUARY 2012

BETWEEN

STANFORD UNIVERSITY

AND

RUGA CORPORATION

Effective the 29th day of June 2015, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Ruga Corporation (“Ruga”), a corporation having a principal place of business at One Market Plaza - Spear Tower, Suite 3600, San Francisco, CA 94105 agree as follows:

1.	BACKGROUND

Stanford and Ruga are parties to a license agreement effective the 25th day of January 2015 (“Original Agreement”) covering “Biologic inhibitors for therapeutic targeting the receptor tyrosine kinase AXL” disclosed in Stanford docket S08-216.

Stanford and Ruga wish to amend the Original Agreement to among other things amend certain provisions with respect to sublicenses and include additional patents from the following inventions: “Inhibition of AXL/GAS6 signaling in the treatment of disease” (docket S08-216B), “Inhibition of AXL signaling in primary tumor therapy” (docket S08-216C), and “Modified AXL peptides and their use in inhibition of AXL signaling in anti-metastatic therapy” (S08-216D), and High-Affinity Binding to Gas6 (S13-365).

2.	AMENDMENT

BACKGROUND of Original Agreement is hereby amended as follows:

Stanford has assignments of inventions for cancer treatment and compounds that are active against for treatment of cancer. These were invented in the laboratory of Drs. Jennifer Cochran and Amato Giaccia: “Biologic inhibitors for therapeutic targeting the receptor tyrosine kinase AXL” (docket S08-216), “Inhibition of AXL/GAS6 signaling in the treatment of disease” (docket S08-216B), “Inhibition of AXL signaling in primary tumor therapy” (docket S08-216C), and “Modified AXL peptides and their use in inhibition of AXL signaling in anti-metastatic

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

S08-216 · GWK	Amendment	7/29/2018

therapy” (S08-216D), High-Affinity Binding to Gas6 (S13-365). Stanford’s inventions S08-216 and S08-216B were made in the course of research supported by the Coulter Foundation. Stanford wants to have these inventions perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

Paragraph 2.2 of Original Agreement is hereby deleted and replaced with the following:

“Exclusive Licensed Field of Use” means the treatment, prevention, palliation, or diagnosis of diseases, conditions, syndromes, and maladies of humans and animals.

Paragraph 2.8 of Original Agreement is hereby deleted in its entirety.

Paragraph 2.4 of Original Agreement is hereby amended as follows:

“Jointly Owned Patents” means Serial Number PCT/US2013/074786, filed December 12, 2013; Serial Number 14/650,854, filed December 12, 2013; Serial Number PCT/US2012/069841, filed December 14, 2012; Serial Number 13/714,875, filed December 14, 2012; (a) any and all U.S. Patent Applications related or derived from Solely Owned Patents as defined below that name as inventors at least one inventor who is named as an inventor in a Solely Owned Patent and is obligated to assign his/her rights in such invention to RUGA; (b) any and all foreign patent applications corresponding thereto for any of these patent applications defined herein; (c) any and all patents that issue from any of these patent applications defined herein; and (d) any and all reissues, reexaminations or foreign equivalents thereof of any of these patents defined herein.

Paragraph 2.5 of Original Agreement is hereby amended as follows:

“Solely Owned Patents” mean Stanford’s U.S. Patent Applications, Serial Number 61/336,478, filed January 22, 2010; Serial Number 61/872,602, filed on August 30, 2013; Serial Number PCT/US2013/074809, filed December 12, 2013; Serial Number 14/650,852, filed December 12, 2013; Serial Number US2013/074796, filed on December 12, 2013; any patent applications corresponding thereto, and any divisional, continuation, continuation-in-part filed within two (2) years of the Effective Date (and any foreign application corresponding thereto) that is supported by the specification of the parent application, or reexamination application, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired issued Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. “Licensed Patent” excludes any continuation-in-part (CIP) patent application or patent initially filed more than two (2) years of the Effective Date.

Paragraph 4.3 (B) of Original Agreement is hereby deleted and replaced with the following:

“(B) will reflect that any sublicense shall have the unrestricted right to sublicense through multiple tiers to any third parties provided that Stanford’s rights are not compromised.”

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

S08-216 · GWK	Amendment	7/29/2015

Paragraph 4.6 of Original Agreement is hereby amended by the addition of the following sentence at the end:

“It is acknowledged and agreed that this Section 4.6 only applies to Ruga, and not sublicenses.”

Appendix A shall be amended by the addition of the following sentence at the end:

“Provided there is reasonable regulatory/clinical justification. Ruga may extend Milestones 9, 10, 11 by up to an additional twenty four (24) months upon written notice to Stanford.”

Appendix B shall be added to License with an updated list of all patents included in the license (whether solely or jointly owned).”

3.	OTHER TERMS

3.1	All other terms of the Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

S08-216 · GWK	Amendment	7/29/2015

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No 2 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Katharine Ku
Name:	Katharine Ku
Title:	Executive Director
Date:	August 14, 2015

RUGA CORPORATION

Signature:	/s/ Raymond Tabibiazar
Name:	Raymond Tabibiazar
Title:	CEO
Date:	7/29/2015

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

S08-216 · GWK	Amendment	7/29/2015

Appendix B-

[*****]